As filed with the Securities and Exchange Commission on March 9, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY			10606
(Address of principal executive offices)			(Zip code)

David A. Katz 10 Bank Street, Suite 590 White Plains, NY 10606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1(800) 366-6223

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 6th, 2018

Dear Fellow Shareholder:

The Matrix Advisors Value Fund posted a gain of +6.37% for the fourth quarter and +14.03% for the calendar year. The Fund's double-digit results in 2017 added to strong gains in 2016. Though the recent quarter and calendar year results trailed the S&P 500's Index increases of +6.64% and +21.83%, for the comparable periods, they are understandable in light of the S&P 500 Index's high weighting in Growth stocks in a Growth dominated market. Growth Strategies had their best year relative to Value since the current bull market began in 2009. Encouragingly, the Fund's recent performance has shown good absolute and relative results, outperforming the S&P 500's return since May 31, 2017.

Disclosure Note:

For your information, for the period ended December 31, 2017, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund, were 14.03%, 13.80%, 5.34% and 7.93%, respectively. For the same periods the returns for the S&P 500 Index were 21.83%, 15.79%, 8.50% and 8.63%.

Gross Expense Ratio:	1.19%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/18.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund's Net Asset Value on 12/31/17 was $71.61.

The attached commentary provides a thorough discussion on what drove our 2017 returns and why we think the Fund is well positioned going forward.

We think that 2018 will be another year of steady economic growth, with solid gains in corporate profits and dividends, higher interest rates and positive stock market returns, albeit with more volatility. We believe that the Fund is well positioned for the environment we foresee. We believe that Value strategies should come back into favor in 2018 after Growth's strong relative performance in 2017. We think the prospects are particularly good in 2018 for Energy, Financials, Healthcare and Value Technology stocks. The Fund has good representation in these areas. Additionally, Consumer Staples stocks are expected to provide stability and good income in the coming year.

MATRIX ADVISORS
VALUE FUND, INC.

The biggest risks we see to the stock market are geopolitical conflict, frictions over trade policies, higher than expected inflation and interest rates and disappointing economic or profit reports in a market that has high expectations built into prices. The mid-term elections this fall have the potential to slowdown the president's pro-business agenda. We expect inflation and interest rates to rise in 2018, possibly faster than currently expected.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2018.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2017 Annual Review

The stock market continued its rally in Q4, putting an exclamation point on a year that was notable for record market highs and low volatility. The fourth quarter advance was driven by solid economic data and optimism that the new tax law will give a further boost to corporate profits.

The Matrix Advisors Value Fund showed strong results in Q4 and provided double digit returns for the year, adding to strong 2016 gains.

During the fourth quarter, stock market performance was broad based with all S&P 500 sectors, except for Utilities, showing positive returns. The best performing sector was Consumer Discretionary, led by Amazon, but also lifted by a revival in traditional retail and media stocks. The next best performing sectors were Technology, which was strong all year, and Financials, which moved higher on good earnings results, another rate increase from the Federal Reserve and anticipated benefits from the new tax bill.

For the full calendar year, Technology, was by far the strongest performing sector in the S&P 500, accounting for 37% of the benchmark's return. Five stocks (Apple, Microsoft, Amazon, Google and Facebook) accounted for nearly a quarter of the S&P 500's return in 2017. The worst performing sectors for the year were Telecom and Energy, both down by less than 1%.

The Energy sector's weak performance was surprising given the 12.5% rise in crude oil prices during the year, as cuts in OPEC production and strong demand brought global inventory closer to balance. We think this disconnect (higher oil prices and flat stock prices), combined with significantly more efficient business operations, position Energy stocks to play a good deal of catch up and move nicely higher in 2018. Earnings estimates for well-run Energy companies are too low, in our opinion, if the overhang of excess inventory continues to contract and oil stays above $55 per barrel (more on this subject later).

Similarly, we think Telecom shares are also attractive as the focus shifts from a year of intense price competition to more stable pricing, the promise of 5G technology and solid, high dividend yields.

Growth Strategies had their best year relative to Value since the current bull market began in 2009. The Russell 1000 Growth Index performance more than doubled its Value counterpart in 2017, up 30.2% versus up 13.7%. We expect a reversion to the mean in 2018, with better relative strength from Value stocks that start the year at very attractive multiples of earnings compared to Growth stocks, 16.2x vs. 21.1x. Also, working in Value's favor is the strong historical correlation between Value's outperformance and accelerating earnings growth (Barron's 1/02/17).

Short-term interest rates moved up sharply in 2017 as the Federal Reserve raised the Federal Funds Rate three times. But despite a strong global economy, longer-term rates ended the year lower than where they began the year, held in check by low rates in Europe and Japan and few signs of inflation. The two-year Treasury reached its highest yield since September 2008, closing the year at 1.88% versus 1.19% at the start of the year. The 10-year Treasury finished 2017 yielding 2.41%, down slightly from the year end 2016 close of 2.45%, and the 30-year Treasury dropped to 2.74% from 3.07%.

MATRIX ADVISORS
VALUE FUND, INC.

Market Outlook

As noted earlier, the Fund posted strong returns in the fourth quarter and a double digit return for the calendar year, adding to strong gains in 2016. Though relative returns lagged the S&P 500 Index, the Fund's double-digit percentage gains for the year exceeded our expectations at the beginning of the year and built upon our strong 2016 results. We believe that the Fund is well positioned for the economic environment we foresee in the year ahead and should benefit from strong business fundamentals, growing earnings and cash flow, and attractive valuations.

We think 2018 will be another year of steady economic growth, with solid gains in corporate profits and dividends, higher interest rates and positive stock market returns, albeit with more volatility.

The tax bill passed at the end of the year is expected to boost GDP growth, accelerate corporate profits and lead to more investment in the United States. U.S. corporations will bring home cash from profits they made and kept overseas, and companies outside the U.S. now have a greater incentive to build new factories here to take advantage of the more competitive U.S. corporate tax rate.

As noted earlier, we think that Value strategies should come back into favor in 2018 after Growth's strong relative performance in 2017.

Value stocks historically have outperformed Growth stocks when economic growth accelerates, which we expect in 2018. The year ended with a steady stream of positive economic reports including a 4.1% unemployment rate and consumer confidence near a 17 year high. In a mid-December report, Federal Reserve Chairwoman Janet Yellen noted expanding household spending, a pick-up in business investment and favorable economic conditions abroad supporting exports. This was before the expected boost to economic growth from the new tax legislation.

We expect corporate earnings and dividends to rise again this year, driven by global economic growth and an additional boost from the new lower U.S. corporate tax rate. Some sectors that have weighed down corporate earnings, like Energy, have easy profit comparisons versus last year, benefiting from higher oil prices and lower breakeven points after years of cost cutting to survive in a protracted lower oil price environment.

In 2017, OPEC saw how modest cuts in production translated into sharply higher oil prices while conserving resources for the future. The Saudi government has an additional strong incentive to keep oil prices elevated as it hopes to sell shares in its oil company Saudi Aramco later this year.

We anticipate that financial firms will benefit from rising interest rates, continued strong credit quality and an improving economy that creates demand for loans. Financials will also receive an outsized benefit from the lower U.S. corporate tax rate.

High consumer confidence and a continuation of job growth are expected to lift consumer spending, and industrial companies should benefit from an increase in business investment

After eight years of gains, the overall market is trading at 18.2x estimated forward earnings, which is modestly above the 20-year average of 16.0x.1 However, we believe that there are still good investment opportunities available in high quality and higher yielding stocks.

1  Source: FactSet, Russell Investment Group, Standard & Poor's, J.P. Morgan Asset Management.

MATRIX ADVISORS
VALUE FUND, INC.

We think the prospects are particularly good in 2018 for Energy, Financials, Healthcare, Value Technology and Telecommunications stocks. The Fund has a good representation in these areas. Additionally, the Consumer Staples stocks are expected to provide stability and good income in the coming year.

In summary, we anticipate another year of solid gains in the stock market driven by accelerating global economic growth and rising corporate profits. Consensus earnings estimates are for the S&P 500 earnings to grow by 12% in 2018 after a 10% gain in 2017. The risks we see in the equity market are from a flare-up in geopolitical tensions including confrontations over trade policies, higher than expected inflation and interest rates, and periodic sharp declines as psychology swings from optimism to concern on disappointing economic data or profit reports that miss expectations.

Reviewing our Predictions for 2017

Last year, we said that our outlook for the economy and the stock market was positive. The risks we saw were related to the changing political environment in the United States and Europe. We believed, along with the consensus, that interest rates would move higher in 2017 and that earnings, helped by easy comparisons for Energy and Financials, would grow by more than 10%.

We were wrong about longer term interest rates but right about earnings. We expected more volatility as the market tried to handicap the new administration's impact on the economy (wrong) and thought the market would provide high single digit returns (we were happily too conservative).

We expected that tax reform would happen later in the year (correct) and provide a boost to after tax corporate earnings, consumer incomes, consumer confidence and business investment (we think that will be evident this year).

We expected continued job growth (check) and higher inflation as wages increased (not yet, but stay tuned).

Among market sectors, we thought Technology, Industrials, and Financials would all perform well in an economy with accelerating momentum. And after a poor 2016, we said that select Healthcare was poised to rebound. These sectors were all up more than 20% in 2017.

Utility stocks did better than we thought as interest rates remained at near record lows but they did weaken in the fourth quarter and lagged the average stock for the year. We were spot on with our call that oil would trade in a range of $45 to $60 a barrel in 2017.

Our 2018 Outlook

•  We think that the global economy should continue to hum in 2018 and that corporate earnings growth should accelerate to a low double-digit rate fueled by a strong economy and the new, lower U.S. corporate tax rate.

•  We expect a significant pick up in market volatility, and would look for several ups and downs of 3-5% or more along the way to a high single digit/low double-digit increase for the year.

•  We look for market leadership to spread out from Growth Technology's dominance in 2017. We think Value should outperform Growth and that leading sectors should include Financials, Energy, Value Technology and Telecom.

MATRIX ADVISORS
VALUE FUND, INC.

•  We think the oil price range this year moves up to the low $50's to $70 per barrel and that well-run energy companies with break-even points below $45 will have surprisingly strong profits. If we are correct in this forecast, we expect energy stocks to play catch up after lagging the equity market and the oil commodity's gain last year. The Energy sector's market cap weighting within the S&P 500 is down to 6.1%, near the lowest level since 2004.

•  Our opinion on Bitcoin is that it will be a wild ride, up and down, but ultimately it will end very poorly for those jumping on the bandwagon here. Block-chain, the underlying technology that Bitcoin is based on, is here to stay, but that has no bearing on determining the appropriate price for Bitcoin or the other cryptocurrencies. The argument that there is a fixed supply of Bitcoin has lost meaning as other cryptocurrencies are being minted, as one commentator put it, like commemorative plates.

Fund Performance:

Semi-Annual Review

The Fund gained 9.92% in the last six months of 2017 compared to an increase of 11.42% for the S&P 500.

During the six-month period, the strength was largely driven by our Financial, Technology and Energy holdings. The two largest detracting sectors from performance were Consumer Discretionary and Industrials, the former due to weakness in Harley Davidson and Viacom and the latter due to poor performance from Johnson Controls and General Electric. We think the first three companies are moving in the right direction and their shares should recover as they show improving results. We do not have the same confidence in General Electric and we sold the shares after the new CEO gave a downbeat presentation on the hurdles the company faces and the board cut the dividend in half.

The 4th Quarter and 2017 Year in Review

The Fund had a very strong quarter and another solid year of double digit returns. For the year, the portfolio's performance lagged the S&P 500's, which benefited from its high weighting in Growth stocks in a Growth dominated market. As discussed throughout this commentary, we strongly believe that Value should reverse its underperformance vs. Growth and the S&P 500 Index this year.

The greatest sector contributors to the portfolio's results in the 4th quarter were our holdings in Technology and Financials. Within Technology, Qualcomm was the best performing stock after receiving a takeover offer from Broadcom. Other top performing stocks in the sector were Microsoft, TE Connectivity, Cisco and Apple.

Financials rallied after reporting strong earnings and in anticipation of higher interest rates and benefits from the new tax legislation. The best performing stocks in the sector were Capital One, American Express, J.P. Morgan Chase and Wells Fargo.

Sectors that detracted from performance were Consumer Staples and Industrials. In Consumer Staples, CVS was the worst performer, first on fears that Amazon was going to make a decision about entering the pharmacy business before Thanksgiving (not yet) and then on rumors (subsequently proved true) that CVS was pursuing an acquisition of Aetna. We think the Aetna deal has a lot of merit but it comes with regulatory uncertainty, the challenges of

MATRIX ADVISORS
VALUE FUND, INC.

integrating two large companies, and a lot of debt to finance the transaction. We are very confident in management's ability to successfully merge the two companies, deliver a better experience for customers, and increase the combined company's profits.

As noted earlier, we sold our position in GE, our biggest disappointment in 2017. When we invested in GE earlier in the year we thought the combination of a new CEO and a well-known activist investment group would be a winning formula to quickly get this iconic company back on the path to profitable growth. In hindsight, the outgoing CEO and management team had inflicted more damage to the company's cash flow and earnings power through their mismanagement than we had thought possible. Based on the new CEO rebasing their earnings power significantly below our expectations, extending the time frame of the turnaround to 3-5 years, and GE's Board not protecting shareholders and slashing the dividend, we decided to sell the position.

During the quarter, we started a position in CBS, a leading media company with an excellent management team. Traditional media companies were poor performers in 2017, and CBS was no exception, trading near its 52-week low. But unlike some of its competitors who have struggled against new forms of competition, CBS has posted 31 consecutive quarters of earnings growth. The company believes it is well positioned to benefit from the changes going on in the industry, including cord cutting and skinny bundles. The shares trade at a very attractive 11.5 times estimated earnings. We think CBS's share price will rise in 2018 as it demonstrates further earnings growth. We also believe the company's attractive assets will draw increasing interest from other companies looking to expand in media. We also added to our position in Mondelez.

For the full year, the Fund's best performing sectors were Financials, Technology and Healthcare. Within these groups, the top contributors to portfolio performance were J.P. Morgan Chase, American Express, Morgan Stanley and State Street, Microsoft and TE Connectivity, AbbVie and Thermo Fisher Scientific.

Consumer Discretionary and Energy were the biggest detractors from performance for the year.

Looking ahead, we think the Fund is well positioned to deliver solid results. The global economy is showing the best growth since the great recession. Consumer and business confidence is high and the new tax bill should provide further economic stimulus.

We think there are still good investment opportunities in the market, particularly in some sectors that have been out of favor, including Financials, Energy and Value Technology.

The biggest risks we see to the stock market are geopolitical conflict, frictions over trade policies, higher than expected inflation and interest rates and disappointing economic or profit reports in a market that has high expectations built into prices. The mid-term elections this fall have the potential to slowdown the president's pro-business agenda. We expect inflation and interest rates to rise in 2018, possibly faster than currently expected.

  *  *  *

We would like to take this opportunity to wish each of you a happy, healthy, productive, peaceful and prosperous New Year. We are truly grateful for your confidence and trust, and are committed to keeping it, and earning it, every day and in everything that we do for you.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,099.20	$1,020.21
Expenses Paid During Period[1]	$5.24	$5.04

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Financials	26.5%
Information Technology	21.2%
Health Care	13.4%
Energy	13.0%
Consumer Staples	10.5%
Industrials	9.9%
Consumer Discretionary	5.4%
Total Investments	99.9%
Short-Term Investments, net of Liabilities	0.1%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2017.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2017 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 99.9%
ADVERTISING: 1.0%
6,600 WPP Group Plc	$597,696
BANK (MONEY CENTER): 4.7%
26,500 JPMorgan Chase & Co.	2,833,910
BANK (PROCESSING): 2.0%
12,400 State Street Corp.	1,210,364
BANK (REGIONAL): 2.3%
28,500 BB&T Corp.	1,417,020
BANK (SUPER REGIONAL): 4.5%
45,600 Wells Fargo & Co.	2,766,552
BEVERAGES: 2.8%
14,000 PepsiCo, Inc.	1,678,880
BIOTECHNOLOGY: 3.2%
26,800 Gilead Sciences, Inc.	1,919,952
BROADCASTING/CABLE TV: 0.6%
6,000 CBS Corp. - Class B	354,000
COMPUTER AND PERIPHERALS: 1.5%
5,500 Apple, Inc.	930,765
COMPUTER SOFTWARE AND SERVICES: 4.3%
30,900 Microsoft Corp.	2,643,186
CONSUMER DISCRETIONARY (MULTI-MEDIA): 1.2%
23,900 Viacom, Inc. - Class B	736,359
DIVERSIFIED OPERATIONS: 6.1%
46,999 Johnson Controls International Plc	1,791,132
15,100 United Technologies Corp.	1,926,307
3,717,439

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2017 (Unaudited) – Continued

SHARES	VALUE
DRUG: 3.4%
21,500 AbbVie, Inc.	$2,079,265
DRUG STORE: 3.0%
25,200 CVS Health Corp.	1,827,000
ELECTRICAL COMPONENT: 3.7%
23,550 TE Connectivity Ltd.	2,238,192
FINANCIAL SERVICES: 4.7%
9,800 American Express Co.	973,238
19,100 Capital One Financial Corp.	1,901,978
2,875,216
FOOD PROCESSING RETAIL: 1.4%
20,500 Mondelez International, Inc.	877,400
HOUSEHOLD PRODUCTS: 3.3%
22,000 The Procter & Gamble Co.	2,021,360
INSURANCE (DIVERSIFIED): 3.1%
37,500 MetLife, Inc.	1,896,000
INSURANCE (PROPERTY CASUALTY): 3.0%
12,500 Chubb Ltd.	1,826,625
INTERNET SOFTWARE & SERVICES: 3.9%
2,250 Alphabet, Inc. - Class C*	2,354,400
MANUFACTURING - MISCELLANEOUS: 3.8%
29,000 Eaton Corp. Plc	2,291,290
MEDICAL SUPPLIES: 3.8%
19,350 Zimmer Biomet Holdings, Inc.	2,334,965
MOTORCYCLES/MOTOR SCOOTER: 2.6%
31,500 Harley-Davidson, Inc.	1,602,720
OIL & GAS SERVICES: 3.7%
33,400 Schlumberger Ltd.	2,250,826

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2017 (Unaudited) – Continued

SHARES	VALUE
OIL/GAS (DOMESTIC): 1.9%
28,500 Devon Energy Corp.	$1,179,900
PETROLEUM (INTEGRATED): 2.0%
9,500 Chevron Corp.	1,189,305
PETROLEUM (PRODUCING): 5.4%
21,400 ConocoPhillips	1,174,646
28,400 Occidental Petroleum Corp.	2,091,944
3,266,590
PRECISION INSTRUMENTS: 3.0%
9,700 Thermo Fisher Scientific, Inc.	1,841,836
SECURITIES BROKERAGE: 2.2%
25,600 Morgan Stanley	1,343,232
TELECOMMUNICATIONS (EQUIPMENT): 7.8%
60,600 Cisco Systems, Inc.	2,320,980
37,400 QUALCOMM, Inc.	2,394,348
4,715,328
TOTAL COMMON STOCKS (Cost $39,613,672)	$60,817,573
SHORT-TERM INVESTMENTS - 0.1%
76,281 Fidelity Institutional Money Market Funds - Government Portfolio - 1.15%**	76,281
TOTAL SHORT-TERM INVESTMENTS (Cost $76,281)	$76,281
TOTAL INVESTMENTS (Cost $39,689,953): 100.0%	60,893,854
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.0)%	(23,923)
TOTAL NET ASSETS: 100.0%	$60,869,931

* Non-Income Producing

** Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities

At December 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (cost $39,689,953)	$60,893,854
Receivables:
Fund shares sold	1,617
Dividends and interest	92,825
Prepaid expenses	8,512
Total assets	60,996,808
LIABILITIES:
Payables:
Investments purchased	47,312
Due to advisor	31,131
Accrued expenses:
Reports to shareholders	15,463
Fund administration fees	12,536
Professional fees	7,384
Other expenses	13,051
Total liabilities	126,877
NET ASSETS	$60,869,931
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	850,004
Net Asset Value, Offering Price and Redemption Price Per Share	$71.61
COMPONENTS OF NET ASSETS:
Paid in capital	38,976,811
Undistributed net investment income	18,449
Accumulated net realized gain on investments	670,770
Net unrealized appreciation on investments	21,203,901
Net Assets	$60,869,931

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations

For the Six Months Ended December 31, 2017 (Unaudited)

INVESTMENT INCOME
INCOME
Dividend income	$647,955
Interest income	549
Total income	648,504
EXPENSES
Advisory fees	223,497
Fund administration fees	37,249
Transfer agent and accounting fees	25,949
Professional fees	23,088
Federal and state registration fees	13,759
Reports to shareholders	10,529
Custodian fees	7,558
Directors' fees and expenses	4,839
Other expenses	2,354
Total operating expenses	348,822
Less: Expense reimbursement by advisor	(53,806)
Net expenses	295,016
Net investment income	353,488
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	698,415
Net change in unrealized appreciation/depreciation on investments	4,584,738
Net realized and unrealized gain on investments	5,283,153
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,636,641

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2017	YEAR ENDED JUNE 30, 2017
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$353,488	$929,612
Net realized gain on investments	698,415	2,639,393
Net change in net unrealized appreciation/depreciation on investments	4,584,738	6,129,618
Net increase in net assets resulting from operations	5,636,641	9,698,623
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(685,944)	(1,402,760)
From net realized gain on investments	(878,343)	—
Total distributions to shareholders	(1,564,287)	(1,402,760)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	641,542	2,642,655
Proceeds from reinvestment of distributions	1,503,919	1,319,969
Cost of shares redeemed	(3,978,792)	(8,759,679)
Redemption fees	—	19
Net decrease from capital share transactions	(1,833,331)	(4,797,036)
Total increase in net assets	2,239,023	3,498,827
NET ASSETS
Beginning of period	58,630,908	55,132,081
End of period	$60,869,931	$58,630,908
Undistributed net investment income	$18,449	$350,905
CHANGE IN SHARES
Shares outstanding, beginning of period	877,084	952,259
Shares sold	9,371	40,401
Shares issued on reinvestment of distributions	21,034	20,189
Shares redeemed	(57,485)	(135,765)
Shares outstanding, end of period	850,004	877,084

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights

For a capital share outstanding through each year/period

	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,
	2017		2017	2016	2015	2014		2013
	(Unaudited)
Net asset value, beginning of the year/period	$66.85		$57.90	$63.02	$63.32	$49.56		$40.44
Income (loss) from investment operations:
Net investment income	0.41	(a)	1.03 (a)	1.27 (a)	0.77 (a)	0.68	(a)	0.59 (a)
Net realized and unrealized gain (loss) on investments	6.22		9.47	(5.49)	(0.28)	13.71		9.26
Total from investment operations	6.63		10.50	(4.22)	0.49	14.39		9.85
Less distributions:
Dividends from net investment income	(0.82)		(1.55)	(0.90)	(0.79)	(0.63)		(0.73)
Distributions from net realized gain	(1.05)		—	—	—	—		—
Total distibutions	(1.87)		(1.55)	(0.90)	(0.79)	(0.63)		(0.73)
Paid-in capital from redemption fees (Note 2)	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)
Net asset value, end of year/period	$71.61		$66.85	$57.90	$63.02	$63.32		$49.56
Total return	9.92	%(e)	18.22%	(6.66)%	0.77%	29.20%		24.69%
Ratios/supplemental data:
Net assets, end of year/period (millions)	$60.9		$58.6	$55.1	$73.8	$81.0		$60.7
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.17	%(d)	1.19%	1.16%	1.12%	1.15%		1.18%
After expense reimbursement	0.99	%(d)	0.99%	0.99%	0.99%	0.99%		0.99%
Interest Expense	—		—	—	—	0.00	%(c)	—
Ratio of net investment income to average net assets:
Before expense reimbursement	1.01	%(d)	1.40%	2.03%	1.09%	1.06%		1.18%
After expense reimbursement	1.19	%(d)	1.60%	2.20%	1.22%	1.22%		1.37%
Portfolio turnover rate	8	%(e)	22%	15%	12%	41%		15%

(a)  Calculated using the average shares method.

(b)  Less than $0.01.

(c)  Interest expense was less than 0.01%.

(d)  Annualized

(e)  Not Annualized

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by on independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Fund's valuation committee and pricing committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix") in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share. Prior to October 31, 2016, the Fund assessed a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees were deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund's daily NAV calculation.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017), or expected to be taken in the Fund's 2018 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Reclassification of Capital Accounts.

U. S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2017, the Fund had no permanent book-to-tax differences.

F.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund will distribute net investment income and net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.  Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $3,400,000, 5% of the gross market value of the Fund, or 33 1/3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the six months ended December 31, 2017, the Fund did not borrow under line of credit.

I.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occurred that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund's average daily net assets. For the six months ended December 31, 2017 the Fund accrued $223,497 in advisory fees.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2018 to ensure that the Fund's total annual operating expenses (excluding front-end or contingent deferred loads, acquired fund fees and expenses, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed 0.99% of the Fund's average daily net assets. In connection with this expense limitation, the Advisor is permitted, with Board approval, to recoup fees waived and expenses reimbursed for the prior three fiscal years if such recoupment does not cause the Fund to exceed the lesser of: (i) the expense limitation in effect at the time of waiver or reimbursement, and (ii) the expense limitation in effect at the time of recoupment. This arrangement can be terminated only by, or with the consent of, the Board of Directors.

The Advisor will only be able to recover previously waived expenses if the Fund's then current expense ratio is below the 0.99% expense cap. For the six months ended December 31, 2017, Matrix waived $53,806 in advisory

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

fees. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund's Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2017, the cumulative amount available for reimbursement that has been paid and/or waived is $320,669. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2018	2019	2020	2021
$46,958	$106,880	$113,025	$53,806

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $2,500 for the six months ended December 31, 2017 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2017, are as follows:

	Purchases	Sales
Common Stock	$4,433,812	$7,171,109

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$41,987,951
Gross tax unrealized appreciation	18,686,419
Gross tax unrealized depreciation	(2,102,729)
Net tax unrealized appreciation on investments	16,583,690
Undistributed ordinary income	350,905
Undistributed long-term capital gains	886,171
Total Distributable Earnings	1,237,076
Other accumulated losses	—
Total Accumulated Earnings/Losses	$17,820,766

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2017, the Fund had no capital loss carryover and post-October capital losses.

The tax character of distributions paid during the six months ended December 31, 2017 and the year ended June 30, 2017 were as follows:

	December 31, 2017	June 30, 2017
Distributions Paid From:
Ordinary Income*	$685,944	$1,402,760
Long-Term Capital Gain	$878,343	$—
	$1,564,287	$1,402,760

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2017. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$60,817,573	$—	$—	$60,817,573
Total Equity	$60,817,573	$—	$—	$60,817,573
Short-Term Investments	$76,281	$—	$—	$76,281
Total Investments in Securities	$60,893,854	$—	$—	$60,893,854

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Fund's Board of Directors (the "Board") at an in-person meeting called for that purpose, and also by a vote of a majority of the directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Independent Directors").

At an in-person meeting held on August 23, 2017, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Directors ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund Counsel, including: (i) a profitability analysis prepared by the Advisor with respect to the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and expense ratio; (iii) the Advisor's risk management system and related policies; (iv) key policies and procedures of the Advisor's compliance program and the chief compliance officer's annual risk assessment, compliance monitoring schedule and compliance program review; (v) financial information relating to the Advisor and the Advisor's financial contributions to the Fund; (vi) information regarding the Advisor's brokerage practices; (vi) a copy of the Advisor's Form ADV; and (viii) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

with the Fund's other service providers, the Board, including a majority of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1)  The nature, extent and quality of services provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board noted that the services include managing the investment and reinvestment of the Fund's assets; the provision of reports to the Board regarding the Advisor's performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered the Advisor's compliance program, including risk management, and the efforts of the Fund's chief compliance officer and the Advisor's retention of an independent compliance consulting firm. The Board concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be satisfactory. The Board considered the personnel responsible for providing advisory services to the Fund, including the qualifications and experience of David A. Katz, the Fund's portfolio manager, and concluded, based on its experience and interaction with the Advisor, that: (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Board; and (iv) the Advisor had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Advisor's reputation, long-standing relationship with the Fund, and overall compliance culture.

2)  Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2017. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC ("USBFS"). The Board observed that the Fund underperformed the peer group average and median for all the respective periods, with the exception of the one-year period where the Fund outperformed both the peer group average and median. The Board also reviewed comparative performance of a composite of other separately-managed accounts of the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

performance and the Advisor's commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.

3)  The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered a number of factors. The Board considered the Fund's advisory fee of 0.75% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board also considered comparative total fund expenses of the Fund and the peer group. The Board acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or expense reimbursements.

The Board noted that the advisory fee of 0.75% charged by the Advisor was reasonable and was equal to the median and nearly equal to the average (0.745%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.99% was slightly above the median (0.97%) and slightly below the average (1.01%) among the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund's total expenses to 0.99% (the net advisory fee paid to the Advisor by the Fund for the fiscal year ended June 30, 2017 was 0.56%). The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous four fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the oversight of the Fund's other service providers, including USBFS. The Board noted that the average fee the Advisor charges for its large cap value separately managed equity accounts was slightly below but in-line with the Fund's advisory fee.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Board reviewed the profitability analysis prepared by the Advisor for the fiscal year ended June 30, 2017. The Board concluded that the profitability of the Fund to the Advisor was not excessive and noted that after payments made by the Advisor from its legitimate profits for marketing and/or distributing the Fund, the Advisor was not realizing a profit in connection with its management of the Fund. However, the Board noted that the Advisor maintained adequate profits levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

4)  The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board's consideration of economies of scale, the Board considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted the economies of scale analysis was not material to the Board's consideration given the Fund's current asset level. The Board determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)  Benefits derived from the Advisor's relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including great name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund's advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including all of the Independent Directors, based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103

•

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

Semi-Annual Report

MATRIX ADVISORS

VALUE FUND, INC.

December 31, 2017

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MAVFX
Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)               Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)               Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Katz
David A. Katz, President

Date	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	March 9, 2018